2009 Earnings Guidance Update September 23, 2009 Exhibit 99.3

Forward Looking Disclosures
The following presentation contains some “forward-looking statements” with respect to Westar Energy, Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth.  The Private Securities Litigation Reform Act of 1995 has
established that these statements qualify for safe harbors from liability.
Although we believe that the expectations and goals reflected in such forward-
looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty.  Therefore, actual results could vary materially from what we expect.  Please review our Quarterly Report Form 10-Q for the period ended June 30, 2009 and our Annual Report Form 10-K for the year ended December 31, 2008 for important risk factors that could cause results to differ materially from those in any such forward-looking statements.
Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

2009 Earnings Guidance Update
• Earnings guidance revised to $1.35 to $1.45 per share
– Includes 10 cents of COLI, though none recognized to date
• Following factors lead to revised guidance
– Exceptionally cool weather for July, August and September MTD
– Reduced energy marketing margins

Exceptionally Cool Summer Weather
• Cooling degree day impact
– July 23% below normal
– August 22% below normal
– September MTD 35% below
normal
• Estimated EPS impact
– ($0.15) to ($0.20)
0
100
200
300
400
500
Jul '09 Aug '09 Sep '09
MTD
2009 Normal

Exceptionally Cool Weather through
September 20
• Topeka
– 82% (51 of 62) July-August days were below normal highs
– 17 of 20 September days were below normal highs
• Wichita
– 73% (45 of 62) July-August days were below normal highs
– 19 of 20 September days were below normal highs

Affect of Weather on Residential Sales
600
650
700
750
800
850
July '09 Aug '09
Actual Budget
750
800
850
900
950
1000
YTD Jun YTD Aug
2009 2008 Budget
• Weather has greatest influence on residential customers
• Abnormally cool weather attributed to 14% reduction in kWh volumes from plan
• Residential sales volume trend
– YTD June 1% above 2008
– YTD August 3% below 2008
(14%)
(14%)

• Lower demand for power
– Soft economy
– Mild weather
– Glut of natural gas driving down prices
• Systemic changes in the markets have reduced bilateral
marketing opportunities
– More customers trading in RTO clearing markets
• Estimate 2009 energy marketing in range of $7 - $10 million
– Down from recent adjustment of $15 - $20 million for 2009
– Estimate future energy marketing at $10 million annually
• Estimated EPS impact of latest adjustment for 2009 is ($0.05)
Energy Marketing

Management Response to Energy Marketing
Conditions
• Change in energy marketing opportunities is significant
– Believe much of the change is structural and will not bounce back
• Resources being sized to meet smaller market opportunity
– Unwilling to “wait it out” hoping for market improvement
– Unwilling to change risk profile by stretching beyond comfort zone
• Today announced significant downsizing of energy marketing and support staff
– 30% of staffing reflecting 50% of non-asset energy marketing resources
– Reflects   1% of total Westar employment
– Reflects $3 - $4 million reduction in energy marketing expenses
• No material restructuring charge expected

Regulatory Events – Recent and Upcoming
• September 11 - KCC authorized pension accounting authority order
– Allows deferral of pension/OPEB expense above level authorized in current rates
• Abbreviated rate case
– Address remaining Emporia and wind investments
• Investment of   $97 million plus D&A and O&M
– Expect KCC Staff and intervener positions end of September
– Expect order early 2010
• Requested $19.7 million increase
• Rate consolidation case
– Order expected October 26
– Consolidation supported by KCC Staff and Citizens’ Utility Ratepayer
Board

10 Investor Events – Upcoming • October 29 - issue 3 quarter 2009 earnings, after market close • October 30 – quarterly investor call • November 1 to 4 – EEI Financial Conference, Hollywood, FL rd